                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /x/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                 INTERSPEED, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/x/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.

           (1) Title of each class of securities to which transaction applies:

                ----------------------------------------------------------

           (2) Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------

           (4)  Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------

           (5)  Total fee paid:

                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

                ----------------------------------------------------------

           (2)  Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------

           (3)  Filing Party:

                ----------------------------------------------------------

           (4)  Date Filed:

                ----------------------------------------------------------

                                INTERSPEED, INC.
                                 39 HIGH STREET
                            NORTH ANDOVER, MA 01845

                                                                January 18, 2000

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Interspeed, Inc., a Delaware corporation (the "Company"), to be held on February 15, 2000, at 1:00 p.m., local time, at Fleet Bank Building, One Federal Street, Boston, MA 02110, 8th Floor, Room 4.

    The Annual Meeting has been called for the purpose of (i) electing two Class I Directors, each for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on January 7, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          /s/ Stephen A. Ide

                                          Stephen A. Ide

                                          PRESIDENT

                                INTERSPEED, INC.
                                 39 HIGH STREET
                            NORTH ANDOVER, MA 01845
                                 (978) 688-6164

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on February 15, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Interspeed, Inc. will be held on February 15, 2000, at 1:00 p.m., local time, at Fleet Bank Building, One Federal Street, Boston, MA 02110, 8th Floor, Room 4 (the "Annual Meeting") for the purpose of considering and voting upon:

     1. The election of two Class I Directors each for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2003; and

     2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on January 7, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/ Rajeev Agarwal

                                          Rajeev Agarwal
                                          Secretary

North Andover, Massachusetts
January 18, 2000

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                INTERSPEED, INC.
                                 39 HIGH STREET
                            NORTH ANDOVER, MA 01845
                                 (978) 688-6164

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on February 15, 2000

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interspeed, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on February 15, 2000 at 1:00 p.m., local time, at Fleet Bank Building, One Federal Street, Boston, MA 02110, 8th Floor, Room 4, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

       1. The election of two Class I Directors each for three-year terms, such terms to continue until the annual meeting of stockholders in 2003 and until such Directors' successor are duly elected and qualified; and

       2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about January 18, 2000 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on January 7, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 10,749,194 shares of common stock outstanding and entitled to vote at the Annual Meeting and approximately sixty-four (64) stockholders of record. Each holder of a share of common stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company.

    Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from a particular nominee. Broker non-votes will also have no effect on the outcome of the election of the Director.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS, WILL BE PRESENTED AT THE ANNUAL

MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report of the Company, including financial statements for the fiscal year ended September 30, 1999 ("Fiscal 1999") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of five members and is divided into three classes, with two Directors in Class I, two Directors in Class II and one Director in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, two Class I Directors will be elected, each to serve until the annual meeting of stockholders held in 2003 and until such Director's successors are duly elected and qualified. The Board of Directors has nominated Eric R. Giler and Rajeev Agarwal for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Eric R. Giler and Rajeev Agarwal as Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if the person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as Director of the Company.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

    The Board of Directors of the Company held three (3) meetings during Fiscal 1999. During Fiscal 1999, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1999 Stock Option and Grant Plan (the "1999 Stock Option Plan") and Employee

Stock Purchase Plan (the "Employee Stock Purchase Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Messrs. Barrett, Giler and Severino and held no meetings during Fiscal 1999. The Compensation Committee consists of Messrs. Barrett, Giler and Severino and held two (2) meetings during Fiscal 1999. The Board of Directors does not maintain a nominating committee. Instead, its functions are carried out by the entire Board of Directors.

    On the fifth day following their election to the Board of Directors, Robert
G. Barrett received a non-qualified option under the 1997 Stock Option Plan for 20,000 shares that vested immediately and received a non-qualified option under the 1999 Stock Option Plan for 30,000 shares, of which 22,500 vested upon grant and 7,500 will vest quarterly over the final two quarters of his two year term, and Paul J. Severino received a non-qualified option under the 1997 Stock Option Plan for 60,000 shares that vested immediately and received a non-qualified option under the 1999 Stock Option Plan for 45,000 shares, of which 22,500 shares vested upon grant and 22,500 will vest quarterly over the final six quarters of his three year term. In the future, each Director, who is neither an employee of the Company nor Brooktrout, Inc. ("Brooktrout"), the Company's majority stockholder, will receive, upon election to the Board of Directors, an option under the 1999 Stock Option Plan for 45,000 shares that will vest quarterly during each Director's three year term.

    Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS I--TERM EXPIRES AT THE ANNUAL MEETING HELD IN 2000

Eric R. Giler(1)(2)*........................................     44        1996
Rajeev Agarwal*.............................................     40        1997

CLASS II--TERM EXPIRES AT THE ANNUAL MEETING HELD IN 2001

Robert G. Barrett(1)(2).....................................     55        1999
Stephen A. Ide..............................................     56        1996

CLASS III--TERM EXPIRES AT THE ANNUAL MEETING HELD IN 2002

Paul J. Severino(1)(2)......................................     53        1999

------------------------

*   Nominee for re-election.

(1) Member of Audit Committee.

(2) Member of the Compensation Committee.

    The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

    STEPHEN A. IDE has served as our President since January 1997. Mr. Ide has served as a Director since October 1996. Mr. Ide served as Senior Vice President of Brooktrout, from January 1993 to December 1996. From January 1993 to
December 1996, Mr. Ide was Senior Vice President of Sales and Marketing for Brooktrout and was Vice President of Sales and Marketing from 1987 to December 1992. Prior to joining Brooktrout, Mr. Ide was co-founder and President of Computer Telephone Corp., currently CTC Communications, Inc., a publicly traded competitive local exchange carrier. Mr. Ide also served as Vice President of Operations for Rolm of New England Corporation.

    RAJEEV AGARWAL has served as our Chief Technology Officer and Senior Vice President, Research and Development since 1997. Mr. Agarwal has served as a Director since March 1997. Prior to co-founding Interspeed, Mr. Agarwal worked at Cabletron Systems from July 1987 to March 1997 where he established several research and development programs to deliver new products including cable modems and products incorporating 10BaseT, FDDI and ATM technologies.

    ERIC R. GILER has served as a Director since October 1996. Mr. Giler co-founded Brooktrout in 1984 and has served as President and a director of Brooktrout since Brooktrout's inception. Mr. Giler is a member of the board of directors and past Chairman of the Massachusetts Telecommunications Council. Mr. Giler also serves as a director of Netegrity, Inc. and of various privately-held technology companies.

    ROBERT G. BARRETT has served as a Director since June 1999. Mr. Barrett has been a general partner of Battery Ventures, L.P. since 1984. Mr. Barrett currently serves as a director of Brooktrout and Peerless Systems Corp.
Mr. Barrett also serves as a director of various privately held technology companies.

    PAUL J. SEVERINO has served as a Director since June 1999. Mr. Severino has been Chairman of the Board of Netcentric Corp. since 1998. From 1994 to 1998, Mr. Severino was Chairman of the Board of Networks. From 1986 to 1994,
Mr. Severino was President and Chief Executive Officer of Wellfleet Communications. Mr. Severino also serves as a director of Media 100, Inc. and SilverStream, Inc.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience of those executive officers who are also not Directors of the Company for at least the last five years for each are set forth below as of December 30, 1999.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Stephen A. Ide............................     56      President and Director
William J. Burke..........................     54      Chief Financial Officer, Senior Vice
                                                         President--Finance and Treasurer
Rajeev Agarwal............................     40      Chief Technology Officer, Senior Vice
                                                         President--Research and Development and
                                                         Director
Arthur A. Goodwin.........................     39      Senior Vice President--World Wide Sales
Kenneth M. Osowski........................     47      Vice President--Marketing
Christopher P. Whalen.....................     37      Vice President--Sales

    WILLIAM J. BURKE has served as our Chief Financial Officer, Senior Vice President--Finance and Treasurer since May 1999. Prior to joining the Company, from August 1998 to May 1999, Mr. Burke was the Vice President of Finance and Administration and Chief Financial Officer of Teloquent Communications Corporation, a privately held company and provider of software, hardware and services for network-independent virtual call centers. From 1996 to 1998, Mr. Burke was the Director of Telecommunications Banking at Tucker Anthony Cleary Gull. From 1988 to 1996, Mr. Burke was at Boston Technology, a worldwide provider of voice messaging and telecommunications equipment for enhanced service and network based providers. He was Boston Technology's first Vice President of Finance and Chief Financial Officer and helped manage its global expansion and 1990 public offering. Mr. Burke is a member of the Board of Directors and the Executive Committee of the Massachusetts Telecommunications Council.

    ARTHUR A. GOODWIN has served as our Senior Vice President, World Wide Sales since December 1999. Prior to joining the Company, Mr. Goodwin was the Area Vice President at Comverse

Network Systems ("Comverse") from June 1997 to September 1999. From
February 1995 to May 1997, he served in several management positions at Comverse including Director of Americas West and Account Manager.

    KENNETH M. OSOWSKI has served as our Vice President, Marketing since December 1999. Prior to joining the Company, Mr. Osowski has been Vice President of Marketing and Business Development at IPeria, Inc. from November 1997 to November 1999. Before joining IPeria, he served as Senior Product Marketing Manager and Regional Director at Boston Technology, Inc. (now part of Comverse Network Systems) from February 1993 to November 1997.

    CHRISTOPHER P. WHALEN has served as our Vice President, Sales since December, 1999. He previously served as our Vice President, Sales and Marketing from January 1999 through November 1999. He had previously been National Sales Manager since January 1998. Prior to joining the Company, Mr. Whalen worked in numerous sales and sales management positions at Brooktrout from 1990 to 1998, including Western Regional Sales Manager from 1995 to 1997 and Major Account Sales Manager from 1992 to 1995.

    Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his or her earlier resignation or removal.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following table sets forth for the fiscal years ended September 30, 1999, September 30, 1998 and September 30, 1997, the information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's President and the two other most highly compensated executive officers (the "Named Executive Officers") who earned in excess of $100,000 during Fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                          ANNUAL          COMPENSATION
                                                       COMPENSATION          AWARDS
                                                   --------------------   ------------
                                                                           SECURITIES     ALL OTHER
                                                                           UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)   BONUS($)    OPTIONS(#)       ($)(1)
---------------------------             --------   ---------   --------   ------------   ------------
Stephen A. Ide........................     1999    $177,500    $161,600      300,000        $ 1,900
President                                  1998    $167,500    $113,000           --        $ 2,300
                                           1997(2) $ 66,700    $  6,300           --        $    --

Rajeev Agarwal, Chief Technology......     1999    $137,500    $ 30,000       60,000        $ 2,100
Officer and Senior Vice President--        1998    $110,000    $ 32,500       20,000        $ 2,400
Research and Development                   1997(3) $ 55,400    $  6,250      400,000             --

Christopher P. Whalen.................     1999    $129,200          --       40,000        $26,800(4)
Vice President--Sales                      1998(5) $112,500          --       40,000        $ 2,400
                                           1997          --          --           --             --

------------------------

(1) Includes a matching contribution under our 401(k) plan.

(2) Includes the period from January 1997, the date of first employment at the Company, to September 1997.

(3) Includes the period from March 1997, the date of first employment at the Company, to September 1997.

(4) In the case of Mr. Whalen, Fiscal 1999 compensation includes $25,000 in sales commission payments and a $1,800 matching contribution under our 401(k) plan.

(5) Includes the period from January 1998, the first date of employment at the Company, to September 1998.

    OPTION GRANTS. The following table sets forth certain information concerning the individual grant of options to purchase common stock of the Company to the Named Executive Officers of the Company who received such grants during Fiscal 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                                     ---------------------------------------                 POTENTIAL REALIZABLE
                                     NUMBER OF       PERCENT                                VALUE AT ASSUMED ANNUAL
                                     SECURITIES      OF TOTAL                                RATES OF STOCK PRICE
                                     UNDERLYING      OPTIONS       EXERCISE                 APPRECIATION FOR OPTION
                                      OPTIONS        GRANTED        OR BASE                         TERM(3)
                                      GRANTED      TO EMPLOYEES    PRICE PER   EXPIRATION   -----------------------
NAME                                   (#)(1)     IN FISCAL YEAR   ($/SH)(2)      DATE        5%($)        10%($)
----                                 ----------   --------------   ---------   ----------   ----------   ----------
Stephen A. Ide.....................   300,000          37.9%         $0.13      05/14/09    $4,530,000   $7,236,400

Rajeev Agarwal.....................    20,000           2.5%         $0.13      10/01/08    $  187,300   $  229,800
                                       20,000           2.5%         $0.13      12/30/08    $  187,300   $  229,800
                                       20,000           2.5%         $0.67       3/31/09    $  291,200   $  471,100

Christopher P. Whalen..............    40,000           5.1%         $0.13      12/30/08    $  374,700   $  599,700

------------------------

(1) Vesting of options is subject to the continuation of such employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the 1999 Option Plan and the applicable option agreement.

(2) The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors after consideration of a number of factors, including, but not limited to, the Company's financial performance, the Company's status as a private company at the time of grants, the minority interests represented by the option shares and the price of shares of equity securities sold to or purchased by outside investors.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission the ("SEC") and do not represent the Company's estimate or projection of future common stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number and value of each exercise of options and the fiscal year-end values of unexercised options to purchase common stock of the Company held by the Named Executive Officers of the Company who held such options at September 30, 1999.

OPTION EXERCISES AND YEAR-END VALUE TABLE

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                      AND VALUE OF UNEXERCISED OPTIONS AT

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING               VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                 HELD AT SEPTEMBER 30,         HELD AT SEPTEMBER 30,
                                                                       1999 (#)                     1999($)(1)
                               SHARES ACQUIRED     VALUE      ---------------------------   ---------------------------
NAME                             ON EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   ----------   -----------   -------------   -----------   -------------
Stephen A. Ide...............      120,000       $1,106,400         --         180,000             --      $3,149,100
Rajeev Agarwal...............      188,600       $1,738,900     18,067         273,333       $315,000      $4,772,200
Christopher P. Whalen........       18,666       $  172,100        667          60,667       $ 11,700      $1,061,400

------------------------

(1) Based on the last reported sale price on the Nasdaq National Market System on September 30, 1999 of $17.625 less the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Company's compensation program is administered by the Compensation Committee. The Compensation Committee was formed by the Board of Directors in June 1999 and currently consists of Messrs. Barrett, Giler and Severino, all of whom are non-employee Directors of the Company. The responsibilities of the Compensation Committee are to (a) establish the total compensation package of the President, (b) review and approve the compensation of the executive officers including salary, bonus, stock options and other compensation, and (c) review and approve the grants of stock option for all employees of the Company.

COMPENSATION PHILOSOPHY

    The Company's executive compensation program is structured to attract, retain and reward executive officers and other employees for meeting the Company's goals and objectives for each individual fiscal year, as well as to achieve its long-term strategies. In determining executive compensation, input is received from the President and the Human Resources Department. In establishing overall compensation for its executives, the Company reviews compensation surveys of growth companies in the high technology industry. In order to attract and retain executives who are qualified to undertake multiple responsibilities in a dynamic company, the Board of Directors also considers the experience and background of the individual executive and the breadth of responsibilities that he or she is expected to assume with the Company. The Compensation Committee believes that all executives, including the President, must be familiar with all aspects of the business in order for the Company to identify and implement, through its executive officer team, the necessary vision to allow the Company to grow its business and reward stockholders through increased value of their holdings.

EXECUTIVE COMPENSATION STRUCTURE

    The compensation of the executive officers consists of a base salary, an annual bonus, which is based on a percentage of the executive's base salary, and grant of stock options through the new 1999 Stock Option Plan.

    BASE SALARY: In determining salary, the Compensation Committee's goal is to assure a base salary level sufficient to attract and retain key executives, and to balance that goal with significant bonus and long-term incentives which insure that a significant portion of compensation is dependent upon the financial performance of the Company.

    BONUSES: Generally, the annual bonus is allocated at fifty percent (50%) for achievement of the Company's financial goals and the resulting increase in stockholder value, and fifty percent (50%) for the achievement of the individual's personal performance goals.

    STOCK OPTIONS: In June 1999, the stockholders of the Company approved the 1999 Stock Option Plan which allows the Company the flexibility to grant stock options and/or issue common stock to executives and employees, as determined by the Compensation Committee. It is the judgment of the Compensation Committee that stock options are important incentives for executives officers to remain with the Company, and to align their interests with those of the stockholders. Stock options are granted to executive officers on the same terms as other employees of the Company, without any discount in the exercise price, which is fixed at the fair market value on the date of grant. Furthermore, executive officers' stock options generally vest over a period of four or more years, providing an incentive for continued employment with the Company.

    The Compensation Committee considers the grant of stock options to executive officers on an annual basis, in order to permit the regular valuation of management participation and to monitor the corresponding impact on equity dilution to stockholders. In granting options, the Compensation Committee considers current equity ownership and anticipated contributions to the Company.

    OTHER BENEFITS: Executive officers also participate in various other benefit programs, such as health, dental and life insurance programs, the Interspeed Retirement Savings Plan (401(k) plan), and the Employee Stock Purchase Plan. These benefits are available to executive officers on the same terms and conditions as they are available to all employees. The Employee Stock Purchase Plan, for example allows participants to purchase shares in the Company at a discount of approximately 15% of the fair market value at the beginning or end of the applicable purchase period. This provides an additional incentive for executives and other employees to participate in the long-tem success of the Company through further investment in the Company's common stock. The Company does not have a defined benefit or actuarial plan.

COMPENSATION OF THE PRESIDENT

    Because the Compensation Committee was not formed until June 1999, the terms of Mr. Ide's Fiscal 1999 compensation were established by direct negotiation between Mr. Ide and Brooktrout, the Company's parent company and current majority stockholder. Mr. Ide's base salary was fixed at a level commensurate to other experienced presidents at similar development stage company situations. Mr. Ide was awarded a cash bonus equal to $161,600 for Fiscal 1999, which was based on the achievement of various goals, including the general release of the Company's first products, sales goals and operational goals. In addition, in Fiscal 1999, Mr. Ide received an initial grant of stock options to purchase 400,000 of the Company's common stock under the 1997 Stock Option Plan. This grant was made to align the interests of Mr. Ide with those of the stockholders, and to provide incentive to build the Company and to increase shareholder value.

Compensation Committee
Robert G. Barrett
Eric R. Giler
Paul J. Severino

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since June 1999, all executive officer compensation decisions have been made by the Compensation Committee. The responsibilities of the Compensation Committee are to (a) establish the total compensation package of the President,
(b) review and approve the compensation of the executive officers including salary, bonus, stock options and other compensation, and (c) review and approve the grants of stock option for all employees of the Company. The members of the Compensation Committee during Fiscal 1999 were Messrs. Barrett, Giler and Severino. The current members of the Compensation Committee are Messrs. Barrett, Giler and Severino, none of whom was during Fiscal 1999, or is currently, an officer or employee of the Company and, except as otherwise described herein, have never had any other reportable relationship with the Company other than his position as a Director of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock, based on the market price of the Company's common stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies with a SIC code of 366 trading on the Nasdaq Stock Market for the period commencing September 24, 1999 and ending September 30, 1999. The calculation of total cumulative return assumes a $100 investment in the Company's common stock, the Nasdaq Stock Market Index and the companies comprising the SIC code 366 peer group on September 24, 1999, the date of the Company's initial public offering, and the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CUMULATIVE TOTAL RETURNS
Performance Graph for
Interspeed, Inc.
PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 01/11/2000 including data to 09/30/1999
LEGEND
Symbol                                                        CRSP Total Returns Index for:
                                                                            Interspeed, Inc  Nasdaq Stock Market (US Companies)
09/1999                                                                               100.0                               100.0
09/1999                                                                               125.6                               100.8
09/1999                                                                               116.7                               100.6
09/1999                                                                                99.0                                99.7
09/1999                                                                                96.2                               100.2
NOTES:
A. The lines represent monthly index levels derived from
compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on
09/24/1999.

COMPARISON OF CUMULATIVE TOTAL RETURNS
Performance Graph for
Interspeed, Inc.
PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 01/11/2000 including data to 09/30/1999
LEGEND
Symbol
                                                              NASDAQ Stocks (SIC 3660 US+Foreign)
                                                                         Communications Equipment
09/1999                                                                                     100.0
09/1999                                                                                     102.4
09/1999                                                                                     101.1
09/1999                                                                                      99.2
09/1999                                                                                      99.8
NOTES:
A. The lines represent monthly index levels derived from
compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on
09/24/1999.

CERTAIN TRANSACTIONS WITH RELATED PARTIES

    Brooktrout has provided various services to us, including, but not limited to, payroll, data processing, information technology and telecommunications, tax, legal, treasury, human resources, accounts receivable management, order entry, employee benefits administration, marketing, financial accounting, executive services and insurance administration. Amounts reflected in the Company's financial statements for Fiscal 1999 as fees charged by Brooktrout reflect the cost of these services.

    On the effective date of the Company's initial public offering, the Company entered into a transition services agreement with Brooktrout for the purposes of defining an ongoing relationship. Under the transition services agreement, upon consummation of the initial public offering, Brooktrout made available to the Company generally until December 31, 1999 many of the same services that were provided to the Company by Brooktrout prior to the Company's initial public offering. In the second fiscal quarter ending March 31, 2000, the Company will pay Brooktrout a variable fee for such services based on the amount and type of services used, estimated not to exceed $100,000. This fee has been determined by Brooktrout and the Company to be consistent with the historical costs of providing these services and adjusted to recognize certain additional services provided by Brooktrout to the Company after the initial public offering and certain other services historically provided by Brooktrout which are now the Company's responsibility to provide. In general, payments to third parties for insurance, employee benefits and similar out-of-pocket costs are reimbursable by the Company, but were not otherwise included within the monthly services fee payable to Brooktrout. The Company believes that the fees charged by Brooktrout were substantially equivalent to those charged by third parties or the cost of providing the services internally. As of December 31, 1999, the Company has successfully transitioned all services provided by Brooktrout, and such services are now being provided internally or through third party agreements.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth information regarding the beneficial ownership of common stock as of December 30, 1999:

    - the President and each of the Directors and Named Executive Officers;

    - all Directors and Named Executive Officers as a group; and

    - each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the common stock.

    Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder. The address of Brooktrout, Inc. is 410 First Avenue, Needham, MA 02494. The address of all other listed stockholders is c/o Interspeed, Inc., 39 High Street, North Andover, MA 01845.

                                                                SHARES BENEFICIALLY
                                                                       OWNED
                                                              ------------------------
NAME OF BENEFICIAL OWNER                                      NUMBER (1)   PERCENT (2)
------------------------                                      ----------   -----------
Brooktrout, Inc.............................................  6,075,000       56.73%
Rajeev Agarwal (3)..........................................    245,999        2.29%
Robert G. Barrett (4).......................................     42,500           *
Eric R. Giler...............................................          0           0
Stephen A. Ide (5)..........................................    186,150        1.73%
Paul J. Severino (6)........................................     82,500           *
Christopher P. Whalen (7)...................................     25,334           *
All Current Executive Officers and Directors as a group
  (nine persons) (8)........................................    609,484        5.58%

------------------------

    * Less than 1%.

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed. The amounts set forth as beneficially owned include shares of common stock which such persons had the right to acquire within 60 days of December 30, 1999, pursuant to stock options.

(2) Percentages are calculated on the basis of 10,707,926 shares of common stock outstanding as of December 30, 1999.

(3) Includes 57,399 shares of common stock deemed to be beneficially owned by Mr. Agarwal which are subject to options previously granted.

(4) Represents 42,500 shares of common stock deemed to be beneficially owned by Mr. Barrett which are subject to options previously granted.

(5) Includes 60,000 shares of common stock deemed to be beneficially owned by Mr. Ide which are subject to options previously granted.

(6) Includes 22,500 shares of common stock deemed to be beneficially owned by Mr. Severino which are subject to options previously granted.

(7) Includes 6,668 shares of common stock deemed to be beneficially owned by Mr. Whalen which are subject to options previously granted.

(8) Includes William J. Burke who is deemed to beneficially own 20,750 shares of common stock, Arthur A. Goodwin who is deemed to beneficially own 6,251 shares of common stock and Kenneth M. Osowski who currently owns no common stock of the Company.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company on or before September 20, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, Interspeed, Inc., 39 High Street, North Andover, Massachusetts 01845.

    The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Interspeed, Inc., 39 High Street, North Andover, Massachusetts 01845.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending September 30, 2000. The firm of Deloitte & Touche LLP has served as the Company's independent public accountants since 1997. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of common stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the SEC and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 1999, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IS107B                         DETACH HERE


                                  PROXY

                             INTERSPEED, INC.

                              39 HIGH STREET
                           NORTH ANDOVER, MA 01845

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby appoints Stephen A. Ide and William J. Burke, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Interspeed, Inc. (the "Company") held of record by the undersigned on January 7, 2000 at the Annual Meeting of Stockholders to be held on February 15, 2000 and any adjournments thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO SUCH DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

    PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

------------                                                   ------------
|SEE REVERSE|                                                  |SEE REVERSE|
|   SIDE    |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |   SIDE    |
------------                                                   ------------

Dear Shareholder:


Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.


Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.


Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.


Thank you in advance for your prompt consideration of these matters.

Sincerely,

INTERSPEED, INC.







IS107A                           DETACH HERE
                                                                          ----
                                                                              |
                                                                              |

-----  Please mark
| X  | votes as in
-----  this example.

       1. Election of Directors                                     2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before
          NOMINEES: (01) Eric R. Giler and (02) Rajeev Agarwal         the meeting.

                        FOR           WITHHELD
                       -----            -----
                       |    |           |    |
                       -----            -----


-----
|    |
-----   ---------------------------------------
        For both nominees except as noted above


                                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   -----
                                                                                                                     |    |
                                                                                                                     -----

                                                                     Please sign exactly as name appears hereon. Joint owners
                                                                     should each sign. Executors, administrators, trustees,
                                                                     guardians or other fiduciaries should give full title as
                                                                     such. If signing for a corporation, please sign in full
                                                                     corporate name by a duly authorized officer.


Signature: ___________________________ Date: _______________  Signature: ___________________________ Date: _______________
